Exhibit 10.1

          American National Bank and Trust Company of Chicago

              REVOLVING LINE OF CREDIT NOTE (UNSECURED)

$4,000,000.00               Chicago, Illinois                 April 30,1998
                                                         Due: June 30, 1998

FOR VALUE RECEIVED, the undersigned jointly and severally if more than one) ("Borrower"), promises to pay to the order of American National Bank and Trust Company of Chicago ("Bank"), at its principal place of business in Chicago, Illinois or such other place as Bank may designate from time to time hereafter, the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) or such lesser principal sum as may then be owed by Borrower to Bank hereunder, such payment to occur on June 30, 1998. Borrower's obligations under this Note shall be defined and referred to herein as "Borrower's Liabilities".

This Note restates and replaces a Revolving Line of Credit Note in the principal amount of $4,000,000.00, dated December 31, 1996 executed by Borrower in favor of Bank (the "Prior Note") and is not a repayment or novation of the Prior Note.

Borrower may prepay all or part of the principal, together with accrued interest on the amount so prepaid, without penalty during the term of the Note. All prepayments shall be applied upon installments of the most remote maturity.

The principal amount of this Note is available to the Borrower on a revolving basis. The undersigned may borrow, repay and reborrow any amount, subject to the limitations contained in the Loan Agreement dated December 27, 1995, as amended from time to time, executed by and between Corcom, Inc. and Bank (the "Loan Agreement"), provided that the total outstanding principal balance does not exceed the principal amount of this Note and that Borrower has complied with all the terms of this Note and the Loan Agreement. The books and records of the Bank shall be determinative of the unpaid balance of this Note from time to time outstanding, absent manifest error.

Reference is hereby made to the Loan Agreement for a statement of the terms and conditions under which the loan evidenced hereby has been made, is to be repaid and for a statement of Bank's remedies upon the occurrence of an "Event of Default" as defined in the Loan Agreement. The terms and conditions of the Loan Agreement are incorporated herein by reference in their entirety.

Borrower's Liabilities unpaid from time to time shall bear interest
(computed on the basis of a 360day year and actual days elapsed) from the date hereof until paid at a per annum rate at all times equal to the Bank's Base Rate or equivalent as announced or published publicly from time to time (the "Base Rate"). Therefore, interest shall be calculated for each day at 1/360th of the applicable per annum rate. The Base Rate is not indicative of the lowest or best rate offered by the Bank to any customer or group of customers. A change in the Base Rate shall constitute a corresponding change in the interest rate hereunder effective on and as of the date of such change in the Base Rate. The above notwithstanding, Borrower may elect to and cause all or a portion of the principal outstanding on this Note to bear interest at a daily rate equal to one and one-half percent (1.5) in excess of the London Interbank Offered Rate ("LIBOR") as announced by Bank from time to time pursuant to the terms and conditions of that certain London Interbank Offered Rate Borrowing Agreement between Borrower and Bank dated March 28,1995. Interest accruing prior to maturity shall be payable by Borrower to Bank monthly, or as billed by Bank to Borrower, at Bank's principal place of business, or at such other place as Bank may designate from time to time hereafter. All unpaid interest at maturity shall be paid with the principal amount of Borrower's Liabilities due hereunder.

Upon the occurrence of an Event of Default, as hereinafter defined, interest on the unpaid principal balance shall accrue at a rate equal to the

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then existing Base Rate plus three percent (3%) per annum.

Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the amount recorded on the books and records of the Bank shall be prima facie evidence of the unpaid principal balance of the Note; provided that the failure of the Bank to record any advance hereunder shall not limit or otherwise affect the obligation of the Company to repay the principal amount owing on this Note together with accrued interest thereon.

If any payment becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Illinois, the due date of such payment shall be extended to the next business day. If the date for any payment of principal is thereby extended or is extended by operation of law or otherwise, interest thereon shall be payable at the then applicable rate of interest for such extended time.

Borrower warrants and represents to Bank that Borrower shall use the proceeds represented by this Note solely for the proper business purposes, and consistently with all applicable laws and statutes.

All of Bank's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Bank of any partial payment made hereunder after the time when any of Borrower's Liabilities become due and payable will not establish a custom, or waive any rights of Bank to enforce prompt payment thereof. Bank's failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder. Borrower and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Bank may do in this regard. Borrower further waives and all notice or demand to which Bank might to entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

Borrower agrees to pay, upon Bank's demand therefore, any and all reasonable costs, fees and expenses (including attorneys' fees, costs and expenses) incurred in enforcing any of Bank's rights hereunder, and to the extent not paid the same shall become part of Borrower's Liabilities hereunder.

If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application thereof to other parties or circumstances will not be affected thereby, the provisions of this Note being severable in any such instance.

This Note is submitted by Borrower to Bank at Bank's principal place of business and shall be deemed to have been made there at. This Note shall be governed and controlled by the laws of the State of Illinois as to interpretation, validity, construction, affect, choice of law and in all other respects.

No modification, waiver, estoppel, amendment, discharge or change of this Note or any related instrument shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, estoppel, amendment, discharge or change is sought.

TO INDUCE BANK TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT,
SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SMD CITY AND STATE AND WAIVES ANY OBJECTION IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING INSTITUTED HEREUNDER.

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BORROWER AND BANK IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY
ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELWERED OR WHICH MAY IN THE FUTURE BE DELWERED IN CONNECTION HEREWITH OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


Signed

CORCOM, INC.,
an Illinois corporation


s/s Thomas J. Buns
By: Thomas J. Buns, Vice President


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